                                                                    EXHIBIT 99.1



       RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCLUDED IN COUSINS PROPERTIES INCORPORATED ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR
                            ENDED DECEMBER 31, 2002



     RECONCILIATION OF ADJUSTED COST AND ADJUSTED COST LESS DEPRECIATION AND AMORTIZATION TO GAAP COST AND GAAP COST LESS DEPRECIATION AND AMORTIZATION
                                ($ IN THOUSANDS)


ANNUAL REPORT ON FORM 10-K, ITEM 2. PROPERTY TABLE, PAGES I-12 AND I-13

    Adjusted cost and adjusted cost less depreciation and amortization appearing in the Property Table on Pages I-10 through I-20 are GAAP numbers with the exception of the following, as disclosed in Note 1 to the Property Table:


                                                       Adjusted cost and             GAAP               GAAP cost and
                                                       adjusted cost less      basis adjustment         GAAP cost less
                                                        depreciation and           for land            depreciation and
                                                        amortization (a)         contributed             amortization
                                                      ---------------------  ---------------------    -------------------
2300 Windy Ridge Parkway                                   $ 79,829                $ 5,439               $ 85,268
                                                             41,539                  5,903                 47,442

2500 Windy Ridge Parkway                                     30,659                  2,687                 33,346
                                                             14,723                  2,917                 17,640

3200 Windy Hill Road                                         85,452                  6,041                 91,493
                                                             50,527                  6,542                 57,069

4100 and 4300 Wildwood Parkway                               26,596                  4,102                 30,698
                                                             19,773                  4,284                 24,057

4200 Wildwood Parkway                                        36,973                  2,530                 39,503
                                                             30,717                  2,720                 33,437

Wildwood Stand Alone Retail Lease Sites and Other             8,717                  4,034                 12,751
                                                              6,594                  4,034                 10,628

(a) The cost shown is what the cost would be if Wildwood Associates' land cost were adjusted downward to the Company's lower basis in the land it contributed to Wildwood Associates.

ANNUAL REPORT ON FORM 10-K, ITEM 2. LAND HELD FOR INVESTMENT OR
FUTURE DEVELOPMENT, PAGE I-30

    Adjusted costs appearing in the Table on Page I-30 are GAAP numbers with the exception of the following, as disclosed in Note 2 to the Table:

                                                                                     GAAP
                                                                               basis adjustment
                                                                                   for land
                                                       Adjusted cost (a)         contributed              GAAP cost
                                                      ---------------------  ---------------------    -------------------

Wildwood Land                                                 $ 9,008               $ 12,487               $ 21,495

(a) For the portion of the Wildwood Office Park land owned by a joint venture, the cost shown is what the cost would be if Wildwood Associates' land cost were adjusted downward to the Company's lower basis in the land it contributed to Wildwood Associates.

                 RECONCILIATION OF DEPRECIATION AND AMORTIZATION
                                ($ IN THOUSANDS)


ANNUAL REPORT ON FORM 10-K, ITEM 2. SUPPLEMENTAL FINANCIAL AND LEASING INFORMATION, PAGE I-32



                                                            2002                                      2001
                                          ------------------------------------------  ---------------------------------------------
                                                            Share of                                     Share of
                                                          Unconsolidated                              Unconsolidated
                                          Consolidated   Joint Ventures (a)    Total   Consolidated  Joint Ventures (a)     Total
                                          ------------   ------------------    -----   ------------  ------------------    --------
Furniture, fixtures and equipment           $  2,122       $      9          $  2,131    $  1,485       $     52           $  1,537
Goodwill and specifically
   identifiable intangible assets                 26             --                26         681             --                681
Building (including tenant first
  generation)                                 50,370         17,305            67,675      38,727         15,357             54,084
Tenant second generation                       2,327            777             3,104       3,964            744              4,708
                                            -----------------------------------------    ------------------------------------------

Total depreciation and amortization
  (reported on page I-32 of Form 10-K)        54,845         18,091            72,936      44,857         16,153             61,010

Depreciation on Company's
  investment in joint venture (a)               (458)       (18,091)          (18,549)       (301)       (16,153)           (16,454)
Minority interests' share of
  depreciation and amortization                   --             --                --          96             --                 96
Depreciation and amortization -
  discontinued operations                       (139)                            (139)       (199)                             (199)
                                            -----------------------------------------    ------------------------------------------

Depreciation and amortization -
  continuing operations (reported on
  Consolidated Statements of Income)        $ 54,248       $     --          $ 54,248    $ 44,453       $     --           $ 44,453
                                            =========================================    ==========================================

(a) Included in Income from Unconsolidated Joint Ventures in the Consolidated Statements of Income

                     RECONCILIATION OF CAPITAL EXPENDITURES
                                ($ IN THOUSANDS)


ANNUAL REPORT ON FORM 10-K, ITEM 2. SUPPLEMENTAL FINANCIAL AND LEASING INFORMATION, PAGE I-32

                                                                    2002            2001
                                                                  ---------       --------
Second generation related costs                                   $ 11,804        $  3,582
Building improvements                                                1,184           2,491
                                                                  --------        --------

     Total capital expenditures (as reported on page I-32)          12,988           6,073

First generation costs                                              75,000         134,273
                                                                  --------        --------

     Total capital expenditures per Cash Flow Statement           $ 87,988        $140,346
                                                                  ========        ========

                        RECONCILIATION OF NOTES PAYABLE
                                ($ IN THOUSANDS)


ANNUAL REPORT TO SHAREHOLDERS, INCORPORATED BY REFERENCE INTO ANNUAL REPORT ON FORM 10-K MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK, PAGE 57

                                                                                                                        Fair
                              2003          2004         2005       2006       2007     Thereafter       Total          Value
                            ------------------------------------------------------------------------------------------------------
NOTES PAYABLE
Total as Reported(NON-GAAP)
  Fixed Rate               $  17,492     $  18,716     $ 84,875  $ 18,629     $ 86,308     $ 542,767     $  768,787     $821,866
  Average Interest Rate         7.29%         7.24%        7.58%     6.94%        8.00%         7.34%          7.42%

  Variable Rate            $   1,100     $ 161,297     $  1,117  $  1,148     $  1,179     $   1,018     $  166,859     $166,859
  Average Interest Rate         2.13%         2.83%        2.13%     2.13%        2.13%         2.13%          2.81%

Unconsolidated Joint Ventures (CPI's Share)
  Fixed Rate               $   9,261     $  10,059     $ 47,840  $  9,589     $ 38,375     $ 144,125     $  259,249     $273,610
  Average Interest Rate         7.03%         7.03%        7.47%     6.91%        7.85%         6.86%          7.13%

  Variable Rate            $   1,057     $   1,087     $  1,117  $  1,148     $  1,179     $   1,018     $    6,606     $  6,606
  Average Interest Rate         2.13%         2.13%        2.13%     2.13%        2.13%         2.13%          2.13%

Consolidated Entities(GAAP)
  Fixed Rate               $   8,231     $   8,657     $ 37,035  $  9,040     $ 47,933     $ 398,642     $  509,538     $548,256
  Average Interest Rate         7.59%         7.49%        7.71%     6.97%        8.09%         7.51%          7.57%

  Variable Rate            $      43     $ 160,210     $   --    $   --       $   --       $    --       $  160,253     $160,253
  Average Interest Rate         5.25%         2.84%        0.00%     0.00%        0.00%         0.00%          2.84%